Exhibit 10.43
THIRD AMENDMENT
TO
OPERATING AGREEMENT
FOR
POINTER RIDGE OFFICE INVESTMENT, LLC

THIS THIRD AMENDMENT TO OPERATING AGREEMENT FOR POINTER RIDGE OFFICE INVESTMENT, LLC, a Maryland limited liability company is intended to be made and effective for all purposes and in all respects as of this 1 day of November, 2008, by and between J. WEBB, INC., a Virginia corporation, MICHAEL M. WEBB REVOCABLE TRUST dated December 21, 1989, LUCENTE ENTERPRISES, INC., a Maryland corporation, and OLD LINE BANCSHARES, INC., a Maryland corporation, all as Members.

Explanatory Statement

A.           Pointer Ridge Office Investment, LLC, is a Maryland limited liability company (the "LLC"), having been formed pursuant to Articles of Organization dated July 15, 2004 and filed with the Maryland State Department of Assessments and Taxation on July 19, 2004, as amended.

B.           The LLC is now operated pursuant to an Operating Agreement dated July 22, 2004, as amended by a First Amendment to Operating Agreement dated November 2, 2005, and as further amended by that certain Second Amendment to Operating Agreement dated July 20, 2006 (collectively the "Operating Agreement").

C.           The Members desire to acknowledge and confirm the membership of the LLC, change the Manager of the LLC, confirm various exhibits to the Operating Agreement, as well as confirm other ministerial changes, as provided herein.

NOW THEREFORE, in consideration of the foregoing, the provisions of this Explanatory Statement (which Explanatory Statement shall be considered a substantive part of this Agreement) the Members hereby agree that the Operating Agreement of the LLC is hereby amended as follows:

1.           In Section 2 of the Operating Agreement entitled "Definitions", the definition for "Cheseapeake" and "Manager" shall be deleted in its entirety and replaced as follows:

Manager:  Lucente Enterprises, Inc., a Maryland corporation.

2.           Any and all references to "Managing Member" shall refer to the Manager, Lucente Enterprises, Inc.

3.           In Section 1.02 of the Operating Agreement entitled "Place of Business", the principal business office of the Company in the State of Maryland shall be 1525 Pointer Ridge Place, Suite 301, Bowie, Maryland 20716.

4.           In Section 1.03 of the Operating Agreement entitled "Registered Office and Agent", the Resident Agent shall continue to be Greg Wilby, but the Resident Agent address shall be at 1525 Pointer Ridge Place, Suite 301, Bowie, Maryland 20716.

5.           The Operating Agreement is erroneously missing Exhibit 4 (Description of Real Property).  Exhibit 4 attached hereto is adopted and incorporated as Exhibit 4 to the Operating Agreement.

6.           The Operating Agreement is erroneously missing Exhibit 5 (Budget).  Exhibit 5 attached hereto is adopted and incorporated as Exhibit 5 to the Operating Agreement.

7.           In accordance with Section 9.03 of the Operating Agreement and by virtue of a Transfer of Limited Liability Company Interest dated December 10, 2007 by and between Michael M. Webb, individually ("Webb") and Michael M. Webb, Trustee of the Michael M. Webb Revocable Trust Agreement ("Webb Revocable Trust"), the List of Members attached to the Operating Agreement as Exhibit 1 is no longer accurate.

8.           In accordance with Section 9.07 of the Operating Agreement and by virtue of an Agreement for Purchase and Sale of Member Interests dated November 1, 2008 by and between CHESAPEAKE CUSTOM HOMES, L.L.C., a Maryland limited liability company ("Chesapeake") and OLD LINE BANCSHARES, INC., a Maryland corporation ("Old Line"), as well as an Assignment of Membership Interests dated November 1, 2008, the List of Members attached to the Operating Agreement as Exhibit 1 is no longer accurate.

9.           Based upon the aforementioned transfers, Exhibit 1 as attached to the Operating Agreement is hereby deleted in its entirety and replaced by Exhibit 1 attached hereto and incorporated herein.

10.           By its execution hereof, the Webb Revocable Trust, as Transferee of the Membership Interest of Webb, does hereby agree to be bound by and observe and perform all of the duties and obligations of the Members in the Company.  Moreover, by execution below, the Webb Revocable Trust hereby confirms that it is acquiring the Membership Interest of Webb for investment and not resale.

11.           By his execution hereof, Webb, as Transferor of its Membership Interest to the Webb Revocable Trust, hereby confirms its transfer of membership to the Webb Revocable Trust and that it has no further interest as a Member or in any capital account or other asset associated with the Company.

12.           By its execution below, all Members of the Company, Lucente Enterprises as Manager, as well as Webb as Transferor and the Webb Revocable Trust as Transferee, have approved the transfer of Webb's Membership Interest to the Webb Revocable Trust and hereby confirm that it is a "Permitted Transfer" in accordance with Section 9.03 of the Operating Agreement.

13.           By its execution hereof, Old Line, as Transferee of the Membership Interest of Chesapeake, does hereby agree to be bound by and observe and perform all of the duties and obligations of the Members in the Company.  Moreover, by execution below, Old Line hereby confirms that it is acquiring the Membership Interest of Chesapeake for investment and not resale.

14.           By his execution hereof, Chesapeake, as Transferor of its Membership Interest to Old Line, hereby confirms its transfer of membership to Old Line and that it has no further interest as a Member or in any capital account or other asset associated with the Company.

15.           By its execution below, all Members of the Company, Lucente Enterprises as Manager, as well as Chesapeake as Transferor and Old Line as Transferee, have approved the transfer of Chesapeake's Membership Interest to Old Line and hereby waive all of the requirements in Section 9.07 of the Operating Agreement as they may pertain to this transfer.

16.           Inentionally deleted

17.           Except as specifically herein set forth, all other terms, conditions and provisions of the Operating Agreement shall continue in full force and effect and shall not be modified and amended by the execution hereof.

To evidence our consent we hereby execute this document, which may be executed in counterparts and/or by facsimile, each of which shall be deemed to be an original, but all of which shall be deemed to be one and the same document.

IN WITNESS WHEREOF the undersigned, constituting all of the Members of the LLC, have hereunto set their respective hands and seals effective as of the year and day first above written.

MEMBERS:

J. WEBB, INC., a Virginia corporation
By: /s/ Michael M. Webb (SEAL)
Michael M. Webb, President

By: /s/ Michael M. Webb (SEAL)
MICHAEL M. WEBB, Trustee of the
Michael M. Webb Revocable Trust
Agreement

LUCENTE ENTERPRISES, INC., a
Maryland corporation

By: /s/ Frank Lucente, Jr. (SEAL)
Frank Lucente, Jr. President

OLD LINE BANCSHARES, INC., a
Maryland corporation

By: /s/ James W. Cornelse (SEAL)
James W. Cornelsen,
President

(SIGNATURES CONTINUED ON THE NEXT PAGE)

AS MANAGING MEMBER
OF THE COMPANY AND
NOT AS A MEMBER:

LUCENTE ENTERPRISES, INC., a
Maryland corporation

By: /s/ Frank Lucente (SEAL)
Frank Lucente, Jr. President

TRANSFEROR:

/s/ Michael M. Webb (SEAL)
Michael M. Webb, individually

TRANSFEREE:

MICHAEL M. WEBB REVOCABLE TRUST
Dated December 21, 1989

By: /s/ Michael M. Webb (SEAL)
Michael M. Webb, Trustee

TRANSFEROR:

CHESAPEAKE CUSTOM HOMES L.L.C., a Maryland limited liability company

By: /s/ Greg S. Wilby (SEAL)
Greg S. Wilby, General Manager

TRANSFEREE:

OLD LINE BANCSHARES, INC., a
Maryland corporation

By: /s/ James W. Cornelsen (SEAL)
James W. Cornelsen,
President

(SIGNATURES CONTINUED ON THE NEXT PAGE)

EXHIBIT 1
OPERATING AGREEMENT FOR
POINTER RIDGE OFFICE INVESTMENT, LLC

Member	Initial Capital Contribution	Percentage of Membership Interests
Lucente Enterprises, Inc. 1525 Pointer Ridge Place, Suite 301 Bowie, Maryland 20716	$137,500	12.5%
J. Webb, Inc. 7857 Heritage Drive Suite 300 Annandale, Virginia 22003	$220,000	20%
Michael M. Webb, Trustee of The Michael M. Webb Revocable Trust Agreement 7857 Heritage Drive Suite 300 Annandale, Virginia 22003	$55,000	5%
Old Line Bancshares, Inc. P.O. Box 1890, Waldorf, Md. 20604 Street address: 2995 Crain Highway, Waldorf, Md. 20601	$687,500	62.5%
TOTAL	$ 1,100,000	100%

Exhibit 4
(Description of Property)

All that piece of parcel of land situate, lying and being in Prince George's County, Maryland, described as follows to wit:

Parcel lettered "E", in Block numbered Thirty (30), in the Subdivision known as "POINTER RIDGE AT BELAIR VILLAGE", as per Plat thereof recorded among the Land Records of Prince George's County, Maryland, as recorded in Plat Book WWW78 at Plat 37.  Being in the 7th Election District of said County.

Tax ID# 07-0724674

Exhibit 5
(Budget)

See Attached Job Cost Summary.